UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2009

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 East Grand Ave.

P.O. Box 511

South San Francisco, California 94083-0511

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2009, Exelixis, Inc. (the “Company”) entered into Amendment No. 9 (“Amendment No. 9”) to the Loan and Security Agreement, dated May 22, 2002 (as amended, the “Loan Agreement”), between the Company and Silicon Valley Bank (the “Bank”).

“Amendment No. 9 provides for an extension of the term of an existing equipment loan facility under the Loan Agreement (“Facility D”). Prior to the effectiveness of Amendment No. 9, the Company could only draw advances under Facility D through December 31, 2009. As a result of Amendment No. 9, the Company may now draw advances under Facility D through June 30, 2011. In connection with the extension of the term, the size of the facility was increased to $33,621,220 from $30,000,000. This resulted in an increase in the amount of available funds under Facility D to $15,000,000 as of December 22, 2009, after giving effect to prior advances under Facility D. The Company is required to borrow advances under Facility D in a minimum amount equal to $2.5 million by each of June 30, 2010, December 31, 2010 and June 30, 2011 (each a “Minimum Advance”). In the event the Company does not borrow any Minimum Advance by the applicable required date, the Company is required to pay interest on the difference on the amount borrowed and $2.5 million.”

As of December 22, 2009, total outstanding borrowing under the Loan Agreement was $24.0 million.

The description of Amendment No. 9 and the Loan Agreement in this Report does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Loan Agreement previously filed with the Securities and Exchange Commission, including all amendments and modifications thereto previously filed with the Securities and Exchange Commission and Amendment No. 9, which is filed as Exhibit 10.1 to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 9, dated December 22, 2009, to the Loan and Security Agreement, dated May 22, 2002, between Silicon Valley Bank and Exelixis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: December 23, 2009	/s/ James B. Bucher
James B. Bucher Vice President, Corporate Legal Affairs and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 9, dated December 22, 2009, to the Loan and Security Agreement, dated May 22, 2002, between Silicon Valley Bank and Exelixis, Inc.